UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2011

STAG INDUSTRIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-34907	27-3099608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts  02110

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (617) 574-4777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 15, 2011, STAG Industrial, Inc. (the “Company”) in connection with its initial public offering of 13,750,000 shares of its common stock (the “Initial Public Offering”), entered into the Underwriting Agreement by and among the Company, STAG Industrial Operating Partnership, L.P. (the “Operating Partnership”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and UBS Securities LLC, acting as the representatives of the several underwriters named in Schedule A thereto.

On April 20, 2011, the Company closed its Initial Public Offering. In connection with the Initial Public Offering and certain formation transactions, the Company entered into the following agreements, each dated as of April 20, 2011:

•                  Amended and Restated Agreement of Limited Partnership of STAG Industrial Operating Partnership, L.P.;

•                  Employment Agreement with Benjamin S. Butcher;

•                  Employment Agreement with Gregory W. Sullivan;

•                  Employment Agreement with Stephen C. Mecke;

•                  Employment Agreement with Kathryn Arnone;

•                  Employment Agreement with David G. King;

•                  Registration Rights Agreement by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and the persons named therein;

•                  Voting Agreement by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and the persons named therein;

•                  Purchase Option Agreement by STAG Investments III, LLC in favor of STAG Industrial Operating Partnership, L.P.;

•                  Services Agreement between STAG Industrial Management, LLC and STAG Manager II, LLC;

•                  Services Agreement between STAG Industrial Management, LLC and STAG Manager III, LLC;

•                  Services Agreement between STAG Industrial Management, LLC and STAG Manager, LLC;

•                  Fifth Modification to Senior Loan Agreement by and among affiliates of STAG Investments III, LLC and Anglo Irish Bank Corporation Limited; and

•                  Credit Agreement by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Bank of America, N.A. and the other lenders party thereto and Merrill Lynch, Pierce, Fenner and Smith Incorporated as lead arranger.

Copies of the agreements are filed as exhibits to this report and are incorporated herein by reference.

ITEM 2.03.   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 20, 2011, the Company entered into the Credit Agreement with Bank of America, N.A. and the other lenders party thereto, providing for a three-year, $100 million senior corporate revolving credit facility.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the Initial Public Offering and certain formation transactions, 7,590,000 common units of limited partnership in the Operating Partnership with an aggregate value of approximately $98.7 million, based on the initial public offering price of $13.00 per share, were issued to certain persons transferring interests in the Company’s historical predecessor companies to the Company in consideration of such transfer. All such persons had a substantive, pre-existing relationship with the Company and the Operating Partnership. All of such persons are “accredited investors” as defined under Regulation D of the Securities Act of 1933, as amended. The issuance of such units was effected in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended, in which no general solicitation was undertaken.

In addition, upon completion of the Initial Public Offering, the Operating Partnership granted an aggregate of 200,441 LTIP units to the executive officers and directors of the Company under the Company’s equity incentive plan.  All such persons had a substantive, pre-existing relationship with the Company and the Operating Partnership. The issuance of such LTIP units was effected in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, in which no general solicitation was undertaken.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated April 15, 2011, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and UBS Securities LLC acting as representatives of the several underwriters named in Schedule A thereto

10.1	Amended and Restated Agreement of Limited Partnership of STAG Industrial Operating Partnership, L.P.

10.2	Employment Agreement with Benjamin S. Butcher, dated April 20, 2011

10.3	Employment Agreement with Gregory W. Sullivan, dated April 20, 2011

10.4	Employment Agreement with Stephen C. Mecke, dated April 20, 2011

10.5	Employment Agreement with Kathryn Arnone, dated April 20, 2011

10.6	Employment Agreement with David G. King, dated April 20, 2011

10.7	Registration Rights Agreement, dated April 20, 2011, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and the persons named therein

10.8	Voting Agreement, dated April 20, 2011, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and the persons named therein

10.9	Purchase Option Agreement, dated April, 20, 2011, by STAG Investments III, LLC in favor of STAG Industrial Operating Partnership, L.P.

10.10	Services Agreement between STAG Industrial Management, LLC and STAG Manager II, LLC

10.11	Services Agreement between STAG Industrial Management, LLC and STAG Manager III, LLC

10.12	Services Agreement between STAG Industrial Management, LLC and STAG Manager, LLC

10.13	Fifth Modification to Senior Loan Agreement by and among affiliates of STAG Investments III, LLC and Anglo Irish Bank Corporation Limited

10.14

Credit Agreement by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Bank of America, N.A. and the other lenders party thereto and Merrill Lynch, Pierce, Fenner and Smith Incorporated as lead arranger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

Dated: April 21, 2011	By:	/s/ Kathryn Arnone
Kathryn Arnone
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated April 15, 2011, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and UBS Securities LLC acting as representatives of the several underwriters named in Schedule A thereto

10.1	Amended and Restated Agreement of Limited Partnership of STAG Industrial Operating Partnership, L.P.

10.2	Employment Agreement with Benjamin S. Butcher, dated April 20, 2011

10.3	Employment Agreement with Gregory W. Sullivan, dated April 20, 2011

10.4	Employment Agreement with Stephen C. Mecke, dated April 20, 2011

10.5	Employment Agreement with Kathryn Arnone, dated April 20, 2011

10.6	Employment Agreement with David G. King, dated April 20, 2011

10.7	Registration Rights Agreement, dated April 20, 2011, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and the persons named therein

10.8	Voting Agreement, dated April 20, 2011, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and the persons named therein

10.9	Purchase Option Agreement, dated April, 20, 2011, by STAG Investments III, LLC in favor of STAG Industrial Operating Partnership, L.P.

10.10	Services Agreement between STAG Industrial Management, LLC and STAG Manager II, LLC

10.11	Services Agreement between STAG Industrial Management, LLC and STAG Manager III, LLC

10.12	Services Agreement between STAG Industrial Management, LLC and STAG Manager, LLC

10.13	Fifth Modification to Senior Loan Agreement by and among affiliates of STAG Investments III, LLC and Anglo Irish Bank Corporation Limited

10.14

Credit Agreement by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Bank of America, N.A. and the other lenders party thereto and Merrill Lynch, Pierce, Fenner and Smith Incorporated as lead arranger